PROXY AND VOTING AGREEMENT
(English Translation)

This Proxy and Voting Agreement (the "Agreement") is entered into as of April 24, 2007 among the following parties:

Party A:
FullCo (Hong Kong) Industrial Limited
Registered address :
Suite 3304, 33F,
Office Tower Convention Plaza, 1 Harbour Road Wanchat, HK
Legal representative: Wang Wengeng

Party B: The undersigned shareholders of Xi'an Landway Bionanometer Technology Joint-stock Co, Ltd. a corporation incorporated under the laws of the People's Republic of China ("Xi'an Landway").

In this Agreement, Party A and Party B are called collectively the "Parties" and each of them is individually called a "Party."

WHEREAS:

A. Party A FullCo (Hong Kong) Industrial Limited, a company with limited liability organized under the laws of the Hong Kong, China, which has the technological expertise in development and sales of consumer electronics.

B. As of the date of the Agreement Party B is comprised of holders of substantially all of the issued and outstanding shares of Xi'an Landway, and each member of Party B legally holds the equity interest in Xi'an Landway set forth opposite Party B's name in Annex 1. The total shares held by Party B collectively are over 95% of total outstanding shares of Xi'an Landway.

C. Party B desires to grant to the Board of Directors of Party A a proxy to vote all of Party B's shares in Xi'an Landway for the maximum period of time permitted by law in consideration of the issuance to Party B of shares of Party A and for other good and valuable consideration.


王文
庚印

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE

IN WITNESS WHEREOF each party hereto have caused this Proxy Agreement to be duly executed by itself or a duly authorized representative on its behalf as of the date first written above.

PARTY A:

For and on behalf of
FULLCO INDUSTRIAL LIMITED
福豪實業有限公司

FullCo (Hong Kong) Industrial Limited.

Authorized Signature(s)

By: /s/ Wang Wengeng

Title: Director

PARTY B:

Xi'an Landway Bionanometer Technology Joint-stock Co. Ltd.

By: /s/ Wang Wengeng

Title: Director

CHAIRMAN:

/s/ Wengeng Wang

Wengeng Wang